Exhibit 10.3

EXECUTION VERSION

CONSENT AND AMENDMENT NO. 3

TO SECOND LIEN CREDIT AND GUARANTY AGREEMENT

CONSENT AND AMENDMENT NO. 3 TO SECOND LIEN CREDIT AND GUARANTY AGREEMENT, dated as of March 5, 2010 (this “Agreement”), among X-RITE, INCORPORATED, a Michigan corporation, and successor by merger to OTP, Incorporated, X-Rite Ma, Incorporated, Monaco Acquisition Company, Holovision Acquisition Company and Pantone India, Inc. (the “Borrower”), certain Subsidiaries of Borrower listed on the signature pages hereof under the heading “Other Credit Parties”, as Guarantors, (such Subsidiaries, together with the Borrower are referred to herein each individually as a “Credit Party” and collectively as the “Credit Parties”), THE BANK OF NEW YORK MELLON (f/k/a The Bank of New York), as administrative agent (in such capacity, the “Administrative Agent”) and collateral agent (in such capacity, the “Collateral Agent”) for certain financial institutions from time to time party thereto (each a “Lender” and collectively the “Lenders”), and the LENDERS signatory hereto.

WITNESSETH:

WHEREAS, the Borrower, the other Credit Parties, the Administrative Agent, the Collateral Agent and the Lenders have entered into that certain Second Lien Credit and Guaranty Agreement dated as of October 24, 2007 (as the same has been amended pursuant to (a) that certain Forbearance Agreement and Consent, Waiver and Amendment No. 1 to Second Lien Credit and Guaranty Agreement dated as of August 20, 2008 and (b) the Second Amendment (as defined below), is currently being amended and may further be amended, amended and restated, extended, supplemented or otherwise modified and in effect from time to time, the “Credit Agreement”; capitalized terms used herein and not defined herein shall have the meanings ascribed thereto in the Credit Agreement);

WHEREAS, the Borrower, the other Credit Parties, the Administrative Agent, the Collateral Agent and the Lenders have entered into that certain Consent and Amendment No. 2 to the Second Lien Credit and Guaranty Agreement and Amendment No. 1 to Pledge and Security Agreement (Second Lien) dated as of August 18, 2009 (the “Second Amendment”), pursuant to which, among other things, the Administrative Agent, the Collateral Agent and the Lenders consented to the “Amazys Restructuring” (as such term is defined in the Second Amendment);

WHEREAS, pursuant to the Credit Agreement, (a) the Lenders have made certain Loans to the Borrower, and (b) each Credit Party (other than the Borrower) has guaranteed all existing and future Obligations of the Borrower and the other Credit Parties;

WHEREAS, the Borrower and the other Credit Parties have informed the Administrative Agent and the Lenders that (a) a revised structure that the Borrower has developed will be used to implement the Amazys Restructuring previously consented to and (b) the Borrower and the other Credit Parties desire to implement such revised structure and, in connection therewith, in order to effectuate such revised structure, (i) the Borrower desires to either (x) migrate X-Rite Holdings GmbH, a limited liability company (“Gesellschaft mit beschränkter Haftung”) formed under the laws of Switzerland (the “Swiss Holdco”), and a wholly-owned Subsidiary of the Borrower, without dissolution, liquidation and reincorporation, into X-Rite Holdings S.a.r.l., a private limited company (société à responsabilité limitée) to be formed under the laws of the Grand-Duchy of Luxembourg and which shall have its registered office at 102, rue des Maraîchers, L-2124 Luxembourg, Grand-Duchy of Luxembourg (“New X-Rite Luxembourg”), and a wholly owned Subsidiary of the Borrower or (y) newly form New X-Rite Luxembourg as a wholly owned Subsidiary of the Borrower and dissolve and liquidate Swiss Holdco (such migration into or formation of New X-Rite Luxembourg and dissolution of Swiss Holdco, as the case may be, is referred to herein as the “Luxembourg Holdco Creation”), (ii) the Borrower desires to sell, in lieu of the Amazys Sale (as defined in the Second Amendment), one hundred percent (100%) of the issued and outstanding equity securities of Amazys Holding GmbH, a limited liability company (“Gesellschaft mit beschränkter Haftung”) formed under the laws of Switzerland, formerly known as Amazys Holding AG (“Amazys”) to the New X-Rite Luxembourg (the “Revised Amazys Sale”) in exchange for an intercompany promissory note (which shall be in form and substance reasonably acceptable to the Administrative Agent and shall be in lieu of the Amazys Sale Note (as defined in the Second Amendment)) issued by New X-Rite Luxembourg in favor of the Borrower in an aggregate principal amount currently estimated to be $154,000,000 (the “Revised Amazys Sale Note”), (iii) following the consummation of the Revised Amazys Sale and the issuance of the Revised Amazys Sale Note, the Borrower shall repay (the “X-Rite Europe Note Repayment”) its outstanding note payable due and owing to X-Rite Europe GmbH, a limited liability company (“Gesellschaft mit beschränkter Haftung”) formed under the laws of Switzerland (“X-Rite Europe”), in an aggregate principal amount equal to $20,000,000, together with accrued and unpaid interest on such note through the date of such repayment (the aggregate amount of such principal and interest payments being herein referred to, collectively, as the “X-Rite Europe Note Repayment Amount”), (iv) as soon as practicable following the consummation of the X-Rite Europe Note Repayment and in any event not later than seven (7) Business Days following the consummation of the X-Rite Europe Note Repayment, X-Rite Europe shall loan cash in an amount not less than the X-Rite Europe Note Repayment Amount to New X-Rite Luxembourg (the “X-Rite Europe Loan Transaction”) in exchange for an intercompany promissory note (which shall be in form and substance reasonably acceptable to the Administrative Agent) issued by New X-Rite Luxembourg to X-Rite Europe (the “X-Rite Europe Note”), (v) promptly upon the consummation of the X-Rite Europe Loan Transaction, New X-Rite Luxembourg shall make a principal payment on the Revised Amazys Sale Note in an amount not less than the X-Rite Europe Note Repayment Amount (the “Loan Repayment Transaction”), and (vi) the Borrower shall, no later than December 31, 2012, either merge Amazys with and into New X-Rite Luxembourg, with New X-Rite Luxembourg as the surviving entity, or liquidate Amazys and transfer substantially all of Amazys’ assets (including, without limitation, one hundred percent of the issued and outstanding Capital Stock of each wholly-owned Subsidiary of Amazys) to New X-Rite Luxembourg (the “New Amazys Merger”; the Luxembourg Holdco Creation, the Revised Amazys Sale, the issuance of the Revised Amazys Sale Note, the X-Rite Europe Note Repayment, the X-Rite Europe Loan Transaction, the issuance of the Amazys Subsidiary Note, the Loan Repayment Transaction and the New Amazys Merger are referred to herein as the “New Amazys Restructuring”);

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WHEREAS, the Borrower and the other Credit Parties have requested that the Administrative Agent and the Requisite Lenders (a) consent to the New Amazys Restructuring and (b) amend the Credit Agreement in certain respects, in each case in accordance with the terms and subject to the conditions set forth herein; and

WHEREAS, the Agents and Lenders agree to accommodate such requests of the Borrower and the other Credit Parties, in each case on the terms and subject to the conditions herein set forth.

NOW, THEREFORE, in consideration of the foregoing, the covenants and conditions contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

Section 1. Consents.

(a) Consent to Amazys Restructuring. Effective as of the Third Amendment Effective Date, upon satisfaction of the conditions set forth in Section 3 of this Agreement, and notwithstanding anything to the contrary contained in the Credit Agreement (including, without limitation, Section 6.7 (other than Section 6.7(j) of the Credit Agreement), Section 6.9 and Section 6.10 of the Credit Agreement) or any other Credit Document (other than Section 6.7(j) of the Credit Agreement), the Administrative Agent, the Collateral Agent and the Lenders signatories hereto hereby consent to the Amazys Restructuring; provided that the effectiveness of the foregoing consent is subject to the following conditions:

(i) all steps of the New Amazys Restructuring (other than the New Amazys Merger) are consummated no later than June 30, 2010;

(ii) the New Amazys Merger is consummated no later than December 31, 2012;

(iii) the New Amazys Sale Note shall be unsecured and shall be subject to a Second Priority Lien in favor of the Collateral Agent, for the benefit of the Secured Parties, pursuant to the Pledge and Security Agreement;

(iv) promptly following the consummation of the Luxembourg Holdco Creation, the Borrower shall have delivered to the Administrative Agent a Pledge Supplement whereby the Borrower shall pledge sixty-five percent (65%) of the Capital Stock of New X-Rite Luxembourg (such stock, the “Pledged Stock”) to the Collateral Agent, for the benefit of the Secured Parties (subject to the Intercreditor Agreement), along with related assignments separate from certificate and proxies, pursuant to which the Collateral Agent shall have received, for the benefit of the Secured Parties, a Second Priority Lien in all of the Pledged Stock;

(v) promptly following the consummation of the Foreign Holdco Creation, the Borrower shall have delivered to the Administrative Agent (w) a Second Priority Share Pledge Agreement by and between the Borrower and the Collateral Agent, for the benefit

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of the Secured Parties, duly countersigned by New X-Rite Luxembourg, with respect to the Pledged Stock, governed by the laws of Luxembourg, in form and substance reasonably satisfactory to the Collateral Agent, (x) certified copies of the Share Register of New X-Rite Luxembourg containing the recording of the Second Priority Share Pledge Agreement in the name of the Collateral Agent for the benefit of the Secured Parties by a duly authorized manager of New X-Rite Luxembourg, (y) certified copies of the necessary corporate resolutions of New X-Rite Luxembourg (under Luxembourg law), certified by a duly authorized manager as being in full force and effect without modification or amendment, and (z) an opinion of Luxembourg counsel to the Borrower, in form and substance reasonably satisfactory to the Administrative Agent;

(vi) (x) promptly following the consummation of the Luxembourg Holdco Creation, the Borrower shall deliver to the Administrative Agent certified copies of the Organizational Documents of New X-Rite Luxembourg, (y) in the event the Swiss Holdco is dissolved and liquidated in connection with the Luxembourg Holdco Creation, promptly following the consummation of the Luxembourg Holdco Creation, the Borrower shall deliver to the Administrative Agent copies of documents evidencing the dissolution and liquidation of Swiss Holdco that have been certified by the appropriate governmental authority in Switzerland as of a recent date (to the extent such certification is available in Switzerland), and (z) promptly following the consummation of the New Amazys Merger, the Borrower shall deliver to the Administrative Agent certified copies of the merger documents effectuating the merger of Amazys with and into New X-Rite Luxembourg (or, if applicable, certified copies of documents evidencing the liquidation of Amazys and the transfer of substantially all assets of Amazys to New X-Rite Luxembourg), in each case in clauses (x) and (z), that have been certified by the appropriate notary in Luxembourg as of a recent date (to the extent such certification is available in Luxembourg); and

(vii) the New Amazys Restructuring shall be in lieu of and not in addition to the “Amazys Restructuring” as defined in and consented to pursuant to the Second Amendment (other than with respect to the “New Subsidiary Formation” under and as defined in the Second Amendment).

(b) Consent to Corresponding First Lien Amendment. Effective as of the Third Amendment Effective Date, the Lenders signatories hereto, the Administrative Agent and the Collateral Agent hereby consent to the consent and amendment to the First Lien Credit Documents regarding the substance of this Agreement, substantially in the form attached hereto as Exhibit A (the “Corresponding First Lien Amendment”); provided that the effectiveness of such consent is subject to the consent by the “Requisite Lenders” under and as defined in the First Lien Credit Agreement to the transactions contemplated by this Agreement.

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Section 2. Amendments to Credit Agreement. Effective as of the THIRD Amendment Effective Date, and in reliance on the representations and warranties of the Borrower set forth in this Agreement and in the Credit Agreement, as amended hereby, the Credit Agreement is hereby amended as follows:

(a) Section 1.1 of the Credit Agreement is hereby amended by adding thereto the following defined terms and their respective definitions in the correct alphabetical order:

“Third Amendment Agreement” means that certain Consent and Amendment No. 3 to Second Lien Credit and Guaranty Agreement dated as of the Third Amendment Effective Date by and among the Borrower, the Guarantors, certain other Credit Parties, the Administrative Agent, the Collateral Agent and the Requisite Lenders.

“Third Amendment Effective Date” shall mean March 5, 2010.

(b) Section 1.1 of the Credit Agreement is hereby further amended by substituting the definition of the term “Amazys Sale Note” set forth below in lieu of the current versions of such definition contained in Section 1.1 of the Credit Agreement:

“Amazys Sale Note” shall mean the “New Amazys Sale Note” as such term is defined in the Third Amendment Agreement.

(c) Clause (B) of Section 6.7(d) of the Credit Agreement is hereby deleted in its entirety and the following is substituted in lieu thereof:

“(B) all such notes evidencing such Investments permitted pursuant to clauses (i) and (iii) of this Section 6.7(d) shall be subject to a Second Priority Lien pursuant to the Pledge and Security Agreement,”

Section 3. Conditions to Effectiveness of this Agreement. Notwithstanding anything to the contrary set forth herein, this Agreement shall become effective upon satisfaction in a manner reasonably satisfactory to the Administrative Agent of each of the following conditions:

(a) the delivery to the Administrative Agent of this Agreement executed by each Credit Party, the Administrative Agent and the Requisite Lenders;

(b) the delivery to the Administrative Agent of a copy of the fully executed Corresponding First Lien Amendment, and evidence that all conditions contained therein (other than the effectiveness of this Agreement) have been satisfied;

(c) the Borrower shall have paid to the Administrative Agent in immediately available Dollars, for the benefit of each Lender who has delivered an executed signature page to this Agreement on or prior to 5:00 P.M., New York City time, on March 5, 2010 (collectively, the “Signing Lenders”), a non-refundable fee in an aggregate amount equal to .03% of each such Signing Lender’s Loan Exposure as of the Third Amendment Effective Date, which fee shall be non-refundable for any reason and fully earned and payable as of the date hereof;

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(d) the Borrower shall have paid all fees then due and payable to the Administrative Agent pursuant to the Credit Documents and, to the extent invoiced by the Administrative Agent not less than two (2) Business Days prior to the Third Amendment Effective Date, shall have reimbursed the Administrative Agent for all reasonable costs and expenses incurred by the Administrative Agent in connection with this Agreement, including, without limitation, the preparation, negotiation and execution of this Agreement (including reasonable attorney’s fees of counsel to the Administrative Agent);

(e) the accuracy of the representations and warranties contained in Section 4 hereof; and

(f) no Default or Event of Default under the Credit Agreement shall have occurred and be continuing.

The “Third Amendment Effective Date” shall mean the first date on which each of the conditions set forth in this Section 3 have been satisfied.

Section 4. Representations and Warranties. To induce the Agents and the Lenders to enter into this Agreement, each Credit Party hereby represents and warrants to the Agents and Lenders that as of the date hereof:

(a) each of the representations and warranties made by such Credit Party contained in the Credit Documents are true and correct in all material respects (without duplication of any materiality qualifiers contained therein) as of such date, except to the extent such representation or warranty expressly relates to an earlier date (in which case, such representations and warranties were true and correct in all material respects (without duplication of any materiality qualifiers contained therein) as of such earlier date);

(b) such Credit Party has all requisite corporate or limited liability company, as applicable, power and authority to execute, deliver and perform its obligations under this Agreement and the Credit Agreement, as amended hereby;

(c) the execution, delivery and performance by such Credit Party of this Agreement and the Credit Agreement, as amended hereby, have been duly authorized by all necessary action by such Credit Party;

(d) the execution, delivery and performance by such Credit Party of this Agreement and the Credit Agreement, as amended hereby, and the consummation of the transactions contemplated by this Agreement and the Credit Agreement do not and will not (i) violate any provision of any law or any governmental rule or regulation applicable to the Borrower or any of its Subsidiaries, any of the Organizational Documents of the Borrower or any of its Subsidiaries, or any order, judgment or decree of any court or other agency of government binding on the Borrower or any of its Subsidiaries, except, to the extent that any such violations

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could not singly or in the aggregate reasonably be expected to have a Material Adverse Effect; (ii) conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any Contractual Obligation of Borrower or any of its Subsidiaries, except to the extent that any such conflicts, breaches or defaults could not singly or in the aggregate reasonably be expected to have a Material Adverse Effect; (iii) result in or require the creation or imposition of any Lien upon any of the properties or assets of Borrower or any of its Subsidiaries (other than any Liens created under any of the Credit Documents in favor of Collateral Agent, on behalf of Secured Parties and Liens created under any of the First Lien Credit Documents in favor of the First Lien Collateral Agent as contemplated by the Corresponding First Lien Amendment); or (iv) require any approval of stockholders, members or partners or any approval or consent of any Person under any Contractual Obligation of Borrower or any of its Subsidiaries, except for such approvals or consents that were obtained on or before the date hereof and disclosed in writing to the Administrative Agent except for any such approvals or consents the failure of which to obtain could not singly or in the aggregate reasonably be expected to have a Material Adverse Effect;

(e) this Agreement and the Credit Agreement, as amended hereby, each constitute, the legal, valid and binding obligation of such Credit Party, enforceable against such Person in accordance with its terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors’ rights generally or by equitable principles relating to enforceability; and

(f) no Default or Event of Default presently exists.

Section 5. Reference and Effect on the Credit Documents.

(a) On and after the Third Amendment Effective Date each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement, and each reference in the Notes and the other Credit Documents to the “Credit Agreement”, shall mean and be a reference to the Credit Agreement, as amended or otherwise modified hereby.

(b) The execution, delivery and effectiveness of this Agreement shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Agents under any of the Credit Documents, nor constitute a waiver of any provision of any of the Credit Documents. The Credit Agreement and the other Credit Documents, as specifically amended or modified by this Agreement, are in full force and effect and are hereby in all respects ratified and confirmed.

(c) Except as expressly set forth herein, nothing contained in this Agreement and no action by, or inaction on the part of, any Lender or the Agents shall, or shall be deemed to, directly or indirectly constitute a consent to or waiver of any past, present or future violation of any provisions of the Credit Agreement or any other Credit Document.

(d) This Agreement is a Credit Document.

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Section 6. Amendments; Successors and Assigns.

No amendment, modification, termination or waiver of any provision of this Agreement, or consent to any departure by any Credit Party therefrom, shall in any event be effective without the written concurrence of the Administrative Agent, the Collateral Agent and the Requisite Lenders and, in the case of any such amendment or modification, each of the Credit Parties. This Agreement shall be binding upon the parties hereto and their respective successors and assigns and shall inure to the benefit of the parties hereto and the successors and assigns of Lenders. No Credit Party’s rights or obligations hereunder nor any interest therein may be assigned or delegated to any other Person by any Credit Party without the prior written consent of the Administrative Agent, the Collateral Agent and the Requisite Lenders.

Section 7. Agreement Not a Defense.

Each Credit Party agrees that, subject to the terms and provisions of this Agreement, the agreements of the Agents and Lenders under this Agreement shall not constitute a defense by the Credit Parties to the exercise by any Agent or any Lender of any right, power or remedy which such Person may have under or in respect of the Credit Agreement or any of the other Credit Documents and any other agreement or document relating thereto (and including rights, powers and remedies at law, in equity or by statute).

Section 8. GOVERNING LAW AND JURISDICTION.

(a) GOVERNING LAW. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES THEREOF.

(b) SUBMISSION TO JURISDICTION. ALL JUDICIAL PROCEEDINGS BROUGHT AGAINST ANY CREDIT PARTY ARISING OUT OF OR RELATING HERETO MAY BE BROUGHT IN ANY STATE OR FEDERAL COURT OF COMPETENT JURISDICTION IN THE STATE, COUNTY AND CITY OF NEW YORK. BY EXECUTING AND DELIVERING THIS AGREEMENT, EACH CREDIT PARTY, FOR ITSELF AND IN CONNECTION WITH ITS PROPERTIES, IRREVOCABLY (A) ACCEPTS GENERALLY AND UNCONDITIONALLY THE EXCLUSIVE JURISDICTION AND VENUE OF SUCH COURTS; (B) WAIVES ANY DEFENSE OF FORUM NON CONVENIENS; (C) AGREES THAT SERVICE OF ALL PROCESS IN ANY SUCH PROCEEDING IN ANY SUCH COURT MAY BE MADE BY REGISTERED OR CERTIFIED MAIL, RETURN RECEIPT REQUESTED, TO THE APPLICABLE CREDIT PARTY AT ITS ADDRESS PROVIDED IN ACCORDANCE WITH SECTION 10.1 OF THE CREDIT AGREEMENT; (D) AGREES THAT SERVICE AS PROVIDED IN CLAUSE (C) ABOVE IS SUFFICIENT TO CONFER PERSONAL JURISDICTION OVER THE APPLICABLE CREDIT PARTY IN ANY SUCH PROCEEDING IN ANY SUCH COURT, AND OTHERWISE CONSTITUTES EFFECTIVE AND BINDING SERVICE IN EVERY RESPECT; AND (E) AGREES THAT AGENTS AND LENDERS RETAIN THE RIGHT TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR TO BRING PROCEEDINGS AGAINST ANY CREDIT PARTY IN THE COURTS OF ANY OTHER JURISDICTION.

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Section 9. Miscellaneous.

(a) Further Assurances. At any time or from time to time upon the request of Administrative Agent, each Credit Party will, at its expense, promptly execute, acknowledge and deliver such further documents and do such other acts and things as Administrative Agent or Collateral Agent may reasonably request in order to effect fully the purposes of this Agreement.

(b) Consent of Guarantors. Each of the Guarantors of the Obligations of the Borrower under the Credit Agreement that is a party to this Agreement hereby (a) consents to the terms and provisions hereof, (b) acknowledges that notwithstanding the execution and delivery hereof, the obligations of each of such Guarantor are not impaired or affected and its Guaranty continues in full force and effect, and (c) ratifies, confirms and reaffirms its Guaranty and each of the Credit Documents to which it is a party.

(c) Reaffirmation. Each of the Credit Parties as debtor, grantor, pledgor, guarantor, assignor, or in other any other similar capacity in which such Credit Party grants liens or security interests in its property or otherwise acts as accommodation party or guarantor, as the case may be, hereby (i) ratifies and reaffirms all of its payment and performance obligations, contingent or otherwise, under each of the Credit Documents to which it is a party (after giving effect hereto) and (ii) to the extent such Credit Party granted liens on or security interests in any of its property pursuant to any such Credit Document as security for or otherwise guaranteed the Borrower’s Obligations under or with respect to the Credit Documents, ratifies and reaffirms such guarantee and grant of security interests and liens and confirms and agrees that such security interests and liens hereafter secure all of the Obligations as amended hereby.

(d) Release of Claims. In consideration of the Lenders’ and the Agents’ agreements contained in this Agreement, each Credit Party hereby irrevocably releases and forever discharge each of the Agents, Lenders, and their respective affiliates, subsidiaries, successors, assigns, directors, officers, employees, agents, consultants and attorneys (each, a “Released Person”) of and from any and all claims, suits, actions, investigations, proceedings or demands, whether based in contract, tort, implied or express warranty, strict liability, criminal or civil statute or common law of any kind or character, which such Credit Party ever had or now has against any Agent, any Lender or any other Released Person which relates, directly or indirectly, to any acts or omissions of any Agent, any Lender or any other Released Person relating to the Credit Agreement or any other Credit Document on or prior to the date hereof and actually known to such Credit Party as of the date hereof (it being understood and agreed that nothing herein shall affect the continued effectiveness of the indemnity provisions set forth in Section 10.3 of the Credit Agreement).

(e) No Waiver, Etc. Except as otherwise expressly set forth herein, nothing in this Agreement is intended or shall be deemed or construed to extend to or affect in any way any of the Obligations or any of the rights and remedies of any Agent or any Lender arising under the Credit Agreement, any of the other Credit Documents or applicable law. The failure of any

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Agent or any Lender at any time or times hereafter to require strict performance by any Credit Party or any other Person obligated under any Credit Document of any of the respective provisions, warranties, terms and conditions contained herein or therein shall not waive, affect or diminish any right of such Person at any time or times thereafter to demand strict performance thereof; and no rights of any Agent or any Lender hereunder shall be deemed to have been waived by any act or knowledge of such Person, or any of its agents, attorneys, officers or employees, unless such waiver is contained in an instrument in writing signed by an authorized officer of such Person and specifying such waiver. Except as otherwise expressly set forth herein, no waiver by any Agent or any Lender of any of its rights or remedies shall operate as a waiver of any other of its rights or remedies or any of its rights or remedies on a future occasion at any time and from time to time. All terms and provisions of the Credit Agreement and each of the other Credit Documents remain in full force and effect, except to the extent expressly modified by this Agreement.

(f) Execution in Counterparts. This Agreement may be executed by one or more of the parties to this Agreement on any number of separate counterparts, and all of such counterparts taken together shall be deemed to constitute one and the same instrument. Any party hereto may execute and deliver a counterpart of this Agreement by delivering by facsimile transmission or electronic mail in portable document format a signature page of this Agreement signed by such party, and such signature shall be treated in all respects as having the same effect as an original signature.

(g) Acknowledgment of Legal Counsel; Drafting of Agreement. Each Credit Party represents and warrants that it is represented by legal counsel of its choice, is fully aware of the terms contained in this Agreement and has voluntarily and without coercion or duress of any kind whatsoever, entered into this Agreement and the agreements, documents and instruments, if any, executed in connection with this Agreement. Each Credit Party further represents and warrants and acknowledges and agrees that it has participated in the drafting of this Agreement.

(h) Severability. The invalidity, illegality or unenforceability of any provision in or obligation under this Agreement in any jurisdiction shall not affect or impair the validity, legality or enforceability of the remaining provisions or obligations under this Agreement or of such provision or obligation in any other jurisdiction.

(i) No Third Party Beneficiaries. This Agreement shall be binding upon and inure to the benefit of each party hereto and their respective successors and assigns. No Person other than the parties hereto, their respective successors and assigns and any other Lender shall have rights hereunder or be entitled to rely on this Agreement, and all third-party beneficiary rights are hereby expressly disclaimed.

(J) Section Titles. The section and subsection titles contained in this Agreement are included for convenience only, shall be without substantive meaning or content of any kind whatsoever, and are not a part of the agreement between the Agents and the Lenders, on the one hand, and the Credit Parties on the other hand. Any reference in this Agreement to any “Section” refers, unless the context otherwise indicates, to a section of this Agreement.

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IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the day and year first above written.

THE BORROWER:

X-RITE, INCORPORATED, a Michigan corporation, and successor by merger to OTP, Incorporated, X-Rite Ma, Incorporated, Monaco Acquisition Company, Holovision Acquisition Company and Pantone India, Inc., as the Borrower

By:	/s/ Rajesh K. Shah
Name:	Rajesh K. Shah
Its:	Chief Financial Officer

OTHER CREDIT PARTIES:

X-RITE GLOBAL, INCORPORATED, a Michigan corporation
X-RITE HOLDINGS, INC., a Michigan corporation
XR VENTURES, LLC, a Michigan limited liability company
GRETAGMACBETH LLC, a Delaware limited liability company
PANTONE LLC, a Delaware limited liability company
PANTONE ASIA, INC., a Delaware corporation
PANTONE GERMANY, INC., a Delaware corporation
PANTONE JAPAN, INC., a Delaware corporation
PANTONE U.K., INC., a Delaware corporation

By:	/s/ Rajesh K. Shah
Name:	Rajesh K. Shah
Title:	Vice President

Consent and Amendment No. 3

to Second Lien Credit and Guaranty Agreement

IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the day and year first above written.

AGENTS:

THE BANK OF NEW YORK MELLON, as Administrative Agent and Collateral Agent

By:	/s/ Russell J. Tuman
Name:	Russell J. Tuman
Title:	Vice President

Consent and Amendment No. 3

to Second Lien Credit and Guaranty Agreement

IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the day and year first above written.

LENDERS:

ARCC COMMERCIAL LOAN TRUST 2006, as a Lender

By:	/s/ Eric Beckman
Name:	Eric Beckman
Title:	Partner

Consent and Amendment No. 3

to Second Lien Credit and Guaranty Agreement

IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the day and year first above written.

LENDERS:

ARES CAPITAL CORPORATION, as a Lender

By:	/s/ Eric Beckman
Name:	Eric Beckman
Title:	Partner

Consent and Amendment No. 3

to Second Lien Credit and Guaranty Agreement

IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the day and year first above written.

LENDERS:

ABLECO FINANCE LLC, as a Lender

By:	/s/ Kevin Genda
Name:	Kevin Genda
Title:	Vice Chairman

Consent and Amendment No. 3

to Second Lien Credit and Guaranty Agreement

IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the day and year first above written.

LENDERS:

DENALI CAPITAL CLO VII, LTD., as a Lender

By:	/s/ Kelli C. Marti
Name:	Kelli C. Marti
Title:	Senior Vice President

Consent and Amendment No. 3

to Second Lien Credit and Guaranty Agreement

IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the day and year first above written.

LENDERS:

DENALI CAPITAL CREDIT OPPORTUNITY FUND, LTD., as a Lender

By:	/s/ Kelli C. Marti
Name:	Kelli C. Marti
Title:	Senior Vice President

Consent and Amendment No. 3

to Second Lien Credit and Guaranty Agreement

IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the day and year first above written.

LENDERS:

GE BUSINESS FINANCIAL SERVICES INC. (fka Merrill Lynch Capital, a division of Merrill Lynch Business Financial Services Inc.), as a Lender

By:	/s/ Marie Mollo
Name:	Marie Mollo
Title:	Duly Authorized Signatory

Consent and Amendment No. 3

to Second Lien Credit and Guaranty Agreement

IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the day and year first above written.

LENDERS:

KOHLBERG CAPITAL FUNDING LLC I, as a Lender

By:	/s/ Daniel Gilligan
Name:	Daniel Gilligan
Title:	Authorized Signatory

Consent and Amendment No. 3

to Second Lien Credit and Guaranty Agreement

IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the day and year first above written.

LENDERS:

PANGAEA CLO 2007-1 LTD, as a Lender

By:	/s/ Michael P. King
Name:	Michael P. King
Title:	Senior Managing Director

Consent and Amendment No. 3

to Second Lien Credit and Guaranty Agreement

EXHIBIT A

EXECUTION VERSION

CONSENT AND AMENDMENT NO. 4

TO FIRST LIEN CREDIT AND GUARANTY AGREEMENT

CONSENT AND AMENDMENT NO. 4 TO FIRST LIEN CREDIT AND GUARANTY AGREEMENT, dated as of March 5, 2010 (this “Agreement”), among X-RITE, INCORPORATED, a Michigan corporation, and successor by merger to OTP, Incorporated, X- Rite Ma, Incorporated, Monaco Acquisition Company, Holovision Acquisition Company and Pantone India, Inc. (the “Company”), X-RITE GLOBAL, INCORPORATED, a Michigan corporation (“X-Rite Global”), X-RITE HOLDINGS, INC., a Michigan corporation (“X-Rite Holdings”), XR VENTURES, LLC, a Michigan limited liability company (“XR Ventures”), GRETAGMACBETH, LLC, a Delaware limited liability company (“GretagMacbeth”), PANTONE LLC, a Delaware limited liability company (“Pantone”), PANTONE ASIA, INC., a Delaware corporation (“Pantone Asia”), PANTONE GERMANY, INC., a Delaware corporation “Pantone Germany”), PANTONE JAPAN, INC., a Delaware corporation (“Pantone Japan”), PANTONE U.K., INC., a Delaware corporation (“Pantone UK”), the other Persons party hereto that are designated as a “Credit Party” on the signature pages hereof (such Persons, together with the Company, X-Rite Global, X-Rite Holdings, XR Ventures, GretagMacbeth, Pantone, Pantone Asia, Pantone Germany, Pantone Japan and Pantone UK are referred to herein each individually as a “Credit Party” and collectively as the “Credit Parties”), FIFTH THIRD BANK, an Ohio banking corporation, and successor by merger to Fifth Third Bank, a Michigan banking corporation (in its individual capacity, “Fifth Third”), as administrative agent (in such capacity, the “Administrative Agent”) and collateral agent (in such capacity, the “Collateral Agent”) for certain financial institutions from time to time party thereto (each a “Lender” and collectively the “Lenders”), and the other LENDERS signatory hereto.

WITNESSETH:

WHEREAS, the Company, the other Credit Parties, the Administrative Agent, the Collateral Agent and the Lenders have entered into that certain First Lien Credit and Guaranty Agreement dated as of October 24, 2007 (as the same has been amended pursuant to (a) that certain Forbearance Agreement and Consent, Waiver and Amendment No. 1 to First Lien Credit and Guaranty Agreement dated as of August 20, 2008, (b) the Second Amendment (as defined below) and (c) that certain Amendment No. 3 to First Lien Credit and Guaranty Agreement dated as of December 17, 2009, is currently being amended and may further be amended, amended and restated, extended, supplemented or otherwise modified and in effect from time to time, the “Credit Agreement”; capitalized terms used herein and not defined herein shall have the meanings ascribed thereto in the Credit Agreement);

WHEREAS, the Company, the other Credit Parties, the Administrative Agent, the Collateral Agent and the Lenders have entered into that certain Consent and Amendment No. 2 to First Lien Credit and Guaranty Agreement and Amendment No. 1 to Pledge and Security Agreement (First Lien) dated as of August 18, 2009 (the “Second Amendment”), pursuant to which, among other things, the Administrative Agent, the Collateral Agent and the Lenders consented to the “Amazys Restructuring” (as such term is defined in the Second Amendment);

WHEREAS, pursuant to the Credit Agreement, (a) the Lenders have agreed to make, and have made, certain Loans and other extensions of credit to the Company, and (b) each Credit Party (other than the Company) has guaranteed all existing and future Obligations of the Company and the other Credit Parties;

WHEREAS, the Company and the other Credit Parties have informed the Administrative Agent and the Lenders that (a) a revised structure that the Company has developed will be used to implement the Amazys Restructuring previously consented to and (b) the Company and the other Credit Parties desire to implement such revised structure and, in connection therewith, in order to effectuate such revised structure, (i) the Company desires to either (x) migrate X-Rite Holdings GmbH, a limited liability company (“Gesellschaft mit beschränkter Haftung”) formed under the laws of Switzerland (the “Swiss Holdco”), and a wholly-owned Subsidiary of the Company, without dissolution, liquidation and reincorporation, into X-Rite Holdings S.a.r.l., a private limited company (société à responsabilité limitée) to be formed under the laws of the Grand-Duchy of Luxembourg and which shall have its registered office at 102, rue des Maraîchers, L-2124 Luxembourg, Grand-Duchy of Luxembourg (“New X- Rite Luxembourg”), and a wholly owned Subsidiary of the Company or (y) newly form New X- Rite Luxembourg as a wholly owned Subsidiary of the Company and dissolve and liquidate Swiss Holdco (such migration into or formation of New X-Rite Luxembourg and dissolution of Swiss Holdco, as the case may be, is referred to herein as the “Luxembourg Holdco Creation”), (ii) the Company desires to sell, in lieu of the Amazys Sale (as defined in the Second Amendment), one hundred percent (100%) of the issued and outstanding equity securities of Amazys Holding GmbH, a limited liability company (“Gesellschaft mit beschränkter Haftung”) formed under the laws of Switzerland, formerly known as Amazys Holding AG (“Amazys”) to the New X-Rite Luxembourg (the “Revised Amazys Sale”) in exchange for an intercompany promissory note (which shall be in form and substance reasonably acceptable to the Administrative Agent and shall be in lieu of the Amazys Sale Note (as defined in the Second Amendment)) issued by New X-Rite Luxembourg in favor of the Company in an aggregate principal amount currently estimated to be $154,000,000 (the “Revised Amazys Sale Note”), (iii) following the consummation of the Revised Amazys Sale and the issuance of the Revised Amazys Sale Note, the Company shall repay (the “X-Rite Europe Note Repayment”) its outstanding note payable due and owing to X-Rite Europe GmbH, a limited liability company (“Gesellschaft mit beschränkter Haftung”) formed under the laws of Switzerland (“X-Rite Europe”), in an aggregate principal amount equal to $20,000,000, together with accrued and unpaid interest on such note through the date of such repayment (the aggregate amount of such principal and interest payments being herein referred to, collectively, as the “X-Rite Europe Note Repayment Amount”), (iv) as soon as practicable following the consummation of the X-Rite Europe Note Repayment and in any event not later than seven (7) Business Days following the consummation of the X-Rite Europe Note Repayment, X-Rite Europe shall loan cash in an amount not less than the X-Rite Europe Note Repayment Amount to New X-Rite Luxembourg (the “X-Rite Europe Loan Transaction”) in exchange for an intercompany promissory note (which shall be in form and substance reasonably acceptable to the Administrative Agent) issued by New X-Rite Luxembourg to X-Rite Europe (the “X-Rite Europe Note”), (v) promptly upon the consummation of the X-Rite Europe Loan Transaction, New X-Rite Luxembourg shall make a principal payment on the Revised Amazys Sale Note in an amount not less than the X-Rite Europe Note Repayment Amount (the “Loan Repayment Transaction”), and (vi) the Company shall, no later than December 31, 2012, either merge Amazys with and into New X-Rite Luxembourg, with New X-Rite Luxembourg as the surviving entity, or liquidate Amazys and transfer substantially all of Amazys’ assets (including, without limitation, one hundred percent of the issued and outstanding Capital Stock of each wholly-owned Subsidiary of Amazys) to New X-Rite Luxembourg (the “New Amazys Merger”; the Luxembourg Holdco Creation, the Revised Amazys Sale, the issuance of the Revised Amazys Sale Note, the X-Rite Europe Note Repayment, the X-Rite Europe Loan Transaction, the issuance of the Amazys Subsidiary Note, the Loan Repayment Transaction and the New Amazys Merger are referred to herein as the “New Amazys Restructuring”);

WHEREAS, the Company and the other Credit Parties have requested that the Administrative Agent and the Requisite Lenders (a) consent to the New Amazys Restructuring and (b) amend the Credit Agreement in certain respects, in each case in accordance with the terms and subject to the conditions set forth herein; and

WHEREAS, the Agents and Lenders agree to accommodate such requests of the Company and the other Credit Parties, in each case on the terms and subject to the conditions herein set forth.

NOW, THEREFORE, in consideration of the foregoing, the covenants and conditions contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

Section 1. Consents.

(a) Consent to Amazys Restructuring. Effective as of the Fourth Amendment Effective Date, upon satisfaction of the conditions set forth in Section 3 of this Agreement, and notwithstanding anything to the contrary contained in the Credit Agreement (including, without limitation, Section 6.7 (other than Section 6.7(j) of the Credit Agreement), Section 6.9 and Section 6.10 of the Credit Agreement) or any other Credit Document (other than Section 6.7(j) of the Credit Agreement), the Administrative Agent, the Collateral Agent and the Lenders signatories hereto hereby consent to the Amazys Restructuring; provided that the effectiveness of the foregoing consent is subject to the following conditions:

(i) all steps of the New Amazys Restructuring (other than the New Amazys Merger) are consummated no later than June 30, 2010;

(ii) the New Amazys Merger is consummated no later than December 31, 2012;

(iii) the New Amazys Sale Note shall be unsecured and shall be subject to a First Priority Lien in favor of the Collateral Agent, for the benefit of the Secured Parties, pursuant to the Pledge and Security Agreement;

(iv) promptly following the consummation of the Luxembourg Holdco Creation, the Company shall have delivered to the Administrative Agent a Pledge Supplement whereby the Company shall pledge sixty-five percent (65%) of the Capital Stock of New X-Rite Luxembourg (such stock, the “Pledged Stock”) to the Collateral Agent, for the benefit of the Secured Parties, along with related assignments separate from certificate and proxies, pursuant to which the Collateral Agent shall have received, for the benefit of the Secured Parties, a First Priority Lien in all of the Pledged Stock;

(v) promptly following the consummation of the Foreign Holdco Creation, the Company shall have delivered to the Administrative Agent (w) a First Priority Share Pledge Agreement by and between the Company and the Collateral Agent, for the benefit of the Secured Parties, duly countersigned by New X-Rite Luxembourg, with respect to the Pledged Stock, governed by the laws of Luxembourg, in form and substance reasonably satisfactory to the Collateral Agent, (x) certified copies of the Share Register of New X-Rite Luxembourg containing the recording of the First Priority Share Pledge Agreement in the name of the Collateral Agent for the benefit of the Secured Parties by a duly authorized manager of New X-Rite Luxembourg, (y) certified copies of the necessary corporate resolutions of New X-Rite Luxembourg (under Luxembourg law), certified by a duly authorized manager as being in full force and effect without modification or amendment, and (z) an opinion of Luxembourg counsel to the Company, in form and substance reasonably satisfactory to the Administrative Agent;

(vi) (x) promptly following the consummation of the Luxembourg Holdco Creation, the Company shall deliver to the Administrative Agent certified copies of the Organizational Documents of New X-Rite Luxembourg, (y) in the event the Swiss Holdco is dissolved and liquidated in connection with the Luxembourg Holdco Creation, promptly following the consummation of the Luxembourg Holdco Creation, the Company shall deliver to the Administrative Agent copies of documents evidencing the dissolution and liquidation of Swiss Holdco that have been certified by the appropriate governmental authority in Switzerland as of a recent date (to the extent such certification is available in Switzerland), and (z) promptly following the consummation of the New Amazys Merger, the Company shall deliver to the Administrative Agent certified copies of the merger documents effectuating the merger of Amazys with and into New X-Rite Luxembourg (or, if applicable, certified copies of documents evidencing the liquidation of Amazys and the transfer of substantially all assets of Amazys to New X-Rite Luxembourg), in each case in clauses (x) and (z), that have been certified by the appropriate notary in Luxembourg as of a recent date (to the extent such certification is available in Luxembourg); and

(vii) the New Amazys Restructuring shall be in lieu of and not in addition to the “Amazys Restructuring” as defined in and consented to pursuant to the Second Amendment (other than with respect to the “New Subsidiary Formation” under and as defined in the Second Amendment).

(b) Consent to Second Lien Amendment. Effective as of the Fourth Amendment Effective Date, the Administrative Agent, the Collateral Agent and the Lenders signatories hereto hereby consent to the consent and amendment to the Second Lien Indebtedness Documents regarding the substance of this Agreement, substantially in the form attached hereto as Exhibit A (the “Corresponding Second Lien Amendment”); provided that the effectiveness of such consent is subject to the Second Lien Lender Parties’ consent to the transactions contemplated by this Agreement.

Section 2. Amendments to Credit Agreement. Effective as of the Fourth Amendment Effective Date, and in reliance on the representations and warranties of the Company set forth in this Agreement and in the Credit Agreement, as amended hereby, the Credit Agreement is hereby amended as follows:

(a) Section 1.1 of the Credit Agreement is hereby amended by adding thereto the following defined terms and their respective definitions in the correct alphabetical order:

“Fourth Amendment Agreement” means that certain Consent and Amendment No. 4 to First Lien Credit and Guaranty Agreement dated as of the Fourth Amendment Effective Date by and among the Company, the Guarantors, certain other Credit Parties, the Administrative Agent, the Collateral Agent and the Requisite Lenders.

“Fourth Amendment Effective Date” shall mean March 5, 2010.

(b) Section 1.1 of the Credit Agreement is hereby further amended by substituting the definition of the term “Amazys Sale Note” set forth below in lieu of the current versions of such definition contained in Section 1.1 of the Credit Agreement:

“Amazys Sale Note” shall mean the “New Amazys Sale Note” as such term is defined in the Fourth Amendment Agreement.

(c) Clause (B) of Section 6.7(d) of the Credit Agreement is hereby deleted in its entirety and the following is substituted in lieu thereof:

“(B) all such notes evidencing such Investments permitted pursuant to clauses (i) and (iii) of this Section 6.7(d) shall be subject to a First Priority Lien pursuant to the Pledge and Security Agreement,”

Section 3. Conditions to Effectiveness of this Agreement. Notwithstanding anything to the contrary set forth herein, this Agreement shall become effective upon satisfaction in a manner reasonably satisfactory to the Administrative Agent of each of the following conditions:

(a) the delivery to the Administrative Agent of this Agreement executed by each Credit Party, the Administrative Agent and the Requisite Lenders;

(b) the delivery to the Administrative Agent of a copy of the fully executed Corresponding Second Lien Amendment, and evidence that all conditions contained therein (other than the effectiveness of this Agreement) have been satisfied;

(c) the Company shall have paid to the Administrative Agent in immediately available Dollars, for the benefit of each Lender who has delivered an executed signature page to this Agreement on or prior to 5:00 P.M., New York City time, on March 5, 2010 (collectively, the “Signing Lenders”), a non-refundable fee in an aggregate amount equal to .03% of each such Signing Lender’s Revolving Commitment and the outstanding principal balance of the Term Loans held by each such Signing Lender, which fee shall be nonrefundable for any reason and fully earned and payable as of the date hereof;

(d) the Company shall have paid all fees then due and payable to the Administrative Agent pursuant to the Credit Documents and, to the extent invoiced by the Administrative Agent not less than two (2) Business Days prior to the Fourth Amendment

Effective Date, shall have reimbursed the Administrative Agent for all reasonable costs and expenses incurred by the Administrative Agent in connection with this Agreement, including, without limitation, the preparation, negotiation and execution of this Agreement (including reasonable attorney’s fees of counsel to the Administrative Agent);

(e) the accuracy of the representations and warranties contained in Section 4 hereof; and

(f) no Default or Event of Default under the Credit Agreement shall have occurred and be continuing.

The “Fourth Amendment Effective Date” shall mean the first date on which each of the conditions set forth in this Section 3 have been satisfied.

Section 4. Representations and Warranties.

To induce the Agents and the Lenders to enter into this Agreement, each Credit Party hereby represents and warrants to the Agents and Lenders that as of the date hereof:

(a) each of the representations and warranties made by such Credit Party contained in the Credit Documents are true and correct in all material respects (without duplication of any materiality qualifiers contained therein) as of such date, except to the extent such representation or warranty expressly relates to an earlier date (in which case, such representations and warranties were true and correct in all material respects (without duplication of any materiality qualifiers contained therein) as of such earlier date);

(b) such Credit Party has all requisite corporate or limited liability company, as applicable, power and authority to execute, deliver and perform its obligations under this Agreement and the Credit Agreement, as amended hereby;

(c) the execution, delivery and performance by such Credit Party of this Agreement and the Credit Agreement, as amended hereby, have been duly authorized by all necessary action by such Credit Party;

(d) the execution, delivery and performance by such Credit Party of this Agreement and the Credit Agreement, as amended hereby, and the consummation of the transactions contemplated by this Agreement and the Credit Agreement do not and will not (i) violate any provision of any law or any governmental rule or regulation applicable to the Company or any of its Subsidiaries, any of the Organizational Documents of the Company or any of its Subsidiaries, or any order, judgment or decree of any court or other agency of government binding on the Company or any of its Subsidiaries, except, to the extent that any such violations could not singly or in the aggregate reasonably be expected to have a Material Adverse Effect; (ii) conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any Contractual Obligation of Company or any of its Subsidiaries, except to the extent that any such conflicts, breaches or defaults could not singly or in the aggregate reasonably be expected to have a Material Adverse Effect; (iii) result in or require the creation or imposition of any Lien upon any of the properties or assets of Company or any of its Subsidiaries (other than any Liens created under any of the Credit Documents in favor of Collateral Agent, on behalf of Secured Parties and Second Lien Indebtedness Liens contemplated by the Corresponding Second Lien Amendment); or (iv) require any approval of stockholders, members or partners or any approval or consent of any Person under any Contractual Obligation of Company or any of its Subsidiaries, except for such approvals or consents that were obtained on or before the date hereof and disclosed in writing to the Administrative Agent except for any such approvals or consents the failure of which to obtain could not singly or in the aggregate reasonably be expected to have a Material Adverse Effect;

(e) this Agreement and the Credit Agreement, as amended hereby, each constitute, the legal, valid and binding obligation of such Credit Party, enforceable against such Person in accordance with its terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors’ rights generally or by equitable principles relating to enforceability; and

(f) no Default or Event of Default presently exists.

Section 5. Reference and Effect on the Credit Documents.

(a) On and after the Fourth Amendment Effective Date each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement, and each reference in the Notes and the other Credit Documents to the “Credit Agreement”, shall mean and be a reference to the Credit Agreement, as amended or otherwise modified hereby.

(b) The execution, delivery and effectiveness of this Agreement shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Agents under any of the Credit Documents, nor constitute a waiver of any provision of any of the Credit Documents. The Credit Agreement and the other Credit Documents, as specifically amended or modified by this Agreement, are in full force and effect and are hereby in all respects ratified and confirmed.

(c) Except as expressly set forth herein, nothing contained in this Agreement and no action by, or inaction on the part of, any Lender or the Agents shall, or shall be deemed to, directly or indirectly constitute a consent to or waiver of any past, present or future violation of any provisions of the Credit Agreement or any other Credit Document.

(d) This Agreement is a Credit Document.

Section 6. Amendments; Successors and Assigns.

No amendment, modification, termination or waiver of any provision of this Agreement, or consent to any departure by any Credit Party therefrom, shall in any event be effective without the written concurrence of the Administrative Agent, the Collateral Agent and the Requisite Lenders and, in the case of any such amendment or modification, each of the Credit Parties. This Agreement shall be binding upon the parties hereto and their respective successors and assigns and shall inure to the benefit of the parties hereto and the successors and assigns of Lenders. No Credit Party’s rights or obligations hereunder nor any interest therein may be assigned or delegated to any other Person by any Credit Party without the prior written consent of the Administrative Agent, the Collateral Agent and the Requisite Lenders.

Section 7. Agreement Not a Defense.

Each Credit Party agrees that, subject to the terms and provisions of this Agreement, the agreements of the Agents and Lenders under this Agreement shall not constitute a defense by the Credit Parties to the exercise by any Agent or any Lender of any right, power or remedy which such Person may have under or in respect of the Credit Agreement or any of the other Credit Documents and any other agreement or document relating thereto (and including rights, powers and remedies at law, in equity or by statute).

Section 8. GOVERNING LAW AND JURISDICTION.

(a) GOVERNING LAW. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES THEREOF.

(b) SUBMISSION TO JURISDICTION. ALL JUDICIAL PROCEEDINGS BROUGHT AGAINST ANY CREDIT PARTY ARISING OUT OF OR RELATING HERETO MAY BE BROUGHT IN ANY STATE OR FEDERAL COURT OF COMPETENT JURISDICTION IN THE STATE, COUNTY AND CITY OF NEW YORK. BY EXECUTING AND DELIVERING THIS AGREEMENT, EACH CREDIT PARTY, FOR ITSELF AND IN CONNECTION WITH ITS PROPERTIES, IRREVOCABLY (A) ACCEPTS GENERALLY AND UNCONDITIONALLY THE EXCLUSIVE JURISDICTION AND VENUE OF SUCH COURTS; (B) WAIVES ANY DEFENSE OF FORUM NON CONVENIENS; (C) AGREES THAT SERVICE OF ALL PROCESS IN ANY SUCH PROCEEDING IN ANY SUCH COURT MAY BE MADE BY REGISTERED OR CERTIFIED MAIL, RETURN RECEIPT REQUESTED, TO THE APPLICABLE CREDIT PARTY AT ITS ADDRESS PROVIDED IN ACCORDANCE WITH SECTION 10.1 OF THE CREDIT AGREEMENT; (D) AGREES THAT SERVICE AS PROVIDED IN CLAUSE (C) ABOVE IS SUFFICIENT TO CONFER PERSONAL JURISDICTION OVER THE APPLICABLE CREDIT PARTY IN ANY SUCH PROCEEDING IN ANY SUCH COURT, AND OTHERWISE CONSTITUTES EFFECTIVE AND BINDING SERVICE IN EVERY RESPECT; AND (E) AGREES THAT AGENTS AND LENDERS RETAIN THE RIGHT TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR TO BRING PROCEEDINGS AGAINST ANY CREDIT PARTY IN THE COURTS OF ANY OTHER JURISDICTION.

SECTION 9. Miscellaneous.

(a) Further Assurances. At any time or from time to time upon the request of Administrative Agent, each Credit Party will, at its expense, promptly execute, acknowledge and deliver such further documents and do such other acts and things as Administrative Agent or Collateral Agent may reasonably request in order to effect fully the purposes of this Agreement.

(b) Consent of Guarantors. Each of the Guarantors of the Obligations of the Company under the Credit Agreement that is a party to this Agreement hereby (a) consents to the terms and provisions hereof, (b) acknowledges that notwithstanding the execution and delivery hereof, the obligations of each of such Guarantor are not impaired or affected and its

Guaranty continues in full force and effect, and (c) ratifies, confirms and reaffirms its Guaranty and each of the Credit Documents to which it is a party.

(c) Reaffirmation. Each of the Credit Parties as debtor, grantor, pledgor, guarantor, assignor, or in other any other similar capacity in which such Credit Party grants liens or security interests in its property or otherwise acts as accommodation party or guarantor, as the case may be, hereby (i) ratifies and reaffirms all of its payment and performance obligations, contingent or otherwise, under each of the Credit Documents to which it is a party (after giving effect hereto) and (ii) to the extent such Credit Party granted liens on or security interests in any of its property pursuant to any such Credit Document as security for or otherwise guaranteed the Company’s Obligations under or with respect to the Credit Documents, ratifies and reaffirms such guarantee and grant of security interests and liens and confirms and agrees that such security interests and liens hereafter secure all of the Obligations as amended hereby.

(d) Release of Claims. In consideration of the Lenders’ and the Agents’ agreements contained in this Agreement, each Credit Party hereby irrevocably releases and forever discharge each of the Agents, Lenders, and their respective affiliates, subsidiaries, successors, assigns, directors, officers, employees, agents, consultants and attorneys (each, a “Released Person”) of and from any and all claims, suits, actions, investigations, proceedings or demands, whether based in contract, tort, implied or express warranty, strict liability, criminal or civil statute or common law of any kind or character, which such Credit Party ever had or now has against any Agent, any Lender or any other Released Person which relates, directly or indirectly, to any acts or omissions of any Agent, any Lender or any other Released Person relating to the Credit Agreement or any other Credit Document on or prior to the date hereof and actually known to such Credit Party as of the date hereof (it being understood and agreed that nothing herein shall affect the continued effectiveness of the indemnity provisions set forth in Section 10.3 of the Credit Agreement).

(e) No Waiver, Etc. Except as otherwise expressly set forth herein, nothing ain this Agreement is intended or shall be deemed or construed to extend to or affect in any way any of the Obligations or any of the rights and remedies of any Agent or any Lender arising under the Credit Agreement, any of the other Credit Documents or applicable law. The failure of any Agent or any Lender at any time or times hereafter to require strict performance by any Credit Party or any other Person obligated under any Credit Document of any of the respective provisions, warranties, terms and conditions contained herein or therein shall not waive, affect or diminish any right of such Person at any time or times thereafter to demand strict performance thereof; and no rights of any Agent or any Lender hereunder shall be deemed to have been waived by any act or knowledge of such Person, or any of its agents, attorneys, officers or employees, unless such waiver is contained in an instrument in writing signed by an authorized officer of such Person and specifying such waiver. Except as otherwise expressly set forth herein, no waiver by any Agent or any Lender of any of its rights or remedies shall operate as a waiver of any other of its rights or remedies or any of its rights or remedies on a future occasion at any time and from time to time. All terms and provisions of the Credit Agreement and each of the other Credit Documents remain in full force and effect, except to the extent expressly modified by this Agreement.

(f) Execution in Counterparts. This Agreement may be executed by one or more of the parties to this Agreement on any number of separate counterparts, and all of such counterparts taken together shall be deemed to constitute one and the same instrument. Any party hereto may execute and deliver a counterpart of this Agreement by delivering by facsimile transmission or electronic mail in portable document format a signature page of this Agreement signed by such party, and such signature shall be treated in all respects as having the same effect as an original signature.

(g) Acknowledgment of Legal Counsel; Drafting of Agreement. Each Credit Party represents and warrants that it is represented by legal counsel of its choice, is fully aware of the terms contained in this Agreement and has voluntarily and without coercion or duress of any kind whatsoever, entered into this Agreement and the agreements, documents and instruments, if any, executed in connection with this Agreement. Each Credit Party further represents and warrants and acknowledges and agrees that it has participated in the drafting of this Agreement.

(h) Severability. The invalidity, illegality or unenforceability of any provision in or obligation under this Agreement in any jurisdiction shall not affect or impair the validity, legality or enforceability of the remaining provisions or obligations under this Agreement or of such provision or obligation in any other jurisdiction.

(i) No Third Party Beneficiaries. This Agreement shall be binding upon and inure to the benefit of each party hereto and their respective successors and assigns. No Person other than the parties hereto, their respective successors and assigns and any other Lender shall have rights hereunder or be entitled to rely on this Agreement, and all third-party beneficiary rights are hereby expressly disclaimed.

(j) Section Titles. The section and subsection titles contained in this Agreement are included for convenience only, shall be without substantive meaning or content of any kind whatsoever, and are not a part of the agreement between the Agents and the Lenders, on the one hand, and the Credit Parties on the other hand. Any reference in this Agreement to any “Section” refers, unless the context otherwise indicates, to a section of this Agreement.

[Remainder of Page Intentionally Left Blank; Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the day and year first above written.

THE COMPANY:

X-RITE, INCORPORATED, a Michigan corporation, and successor by merger to OTP, Incorporated, X-Rite Ma, Incorporated, Monaco Acquisition Company, Holovision Acquisition Company and Pantone India, Inc., as the Company

By:
Name:
Its:

OTHER CREDIT PARTIES:

X-RITE GLOBAL, INCORPORATED, a Michigan corporation
X-RITE HOLDINGS, INC., a Michigan corporation
XR VENTURES, LLC, a Michigan limited liability company
GRETAGMACBETH LLC, a Delaware limited liability company
PANTONE LLC, a Delaware limited liability company
PANTONE ASIA, INC., a Delaware corporation
PANTONE GERMANY, INC., a Delaware corporation
PANTONE JAPAN, INC., a Delaware corporation
PANTONE U.K., INC., a Delaware corporation

By:
Name:
Its:

Consent and Amendment No. 4

to First Lien Credit and Guaranty Agreement

IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the day and year first above written.

AGENTS AND LENDERS:

FIFTH THIRD BANK, an Ohio banking corporation, and successor by merger to Fifth Third Bank, a Michigan banking corporation, as Administrative Agent, Collateral Agent and a Lender

By:
Name:
Its:

Consent and Amendment No. 4

to First Lien Credit and Guaranty Agreement

IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the day and year first above written.

LENDERS (Cont’d):

, as a Lender

By:
Name:
Its:

Consent and Amendment No. 4

to First Lien Credit and Guaranty Agreement